UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2017

Herbalife Ltd.
 __________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)
P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands	KY1-1106
_______________________________ (Address of principal executive offices)	___________ (Zip Code)
Registrant’s telephone number, including area code:	c/o (213)745-0500

Not Applicable
 ______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

⃞

Item 2.02     Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On August 1, 2017, Herbalife Ltd. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2017, the Company announced that its Board of Directors (the “Board”) appointed David Pezzullo, age 51, Chief Operating Officer and Chief of Staff of the Company, effective August 1, 2017.

Mr. Pezzullo succeeds Richard P. Goudis, who is currently the Company’s Chief Executive Officer. Prior to his appointment, Mr. Pezzullo served as the Company’s Executive Vice President, Worldwide Operations since 2012 and as the Company’s Senior Vice President, Global Manufacturing since 2010.

In connection with his appointment, Mr. Pezzullo will have an annual salary of $525,000, and a target annual cash incentive equal to 75% of base salary, subject to actual performance. Mr. Pezzullo will continue to be eligible to participate in the Company’s long-term incentive plan, with the size, form, and timing of grants, if any, subject to the approval of the Board’s Compensation Committee. On August 3, 2017, Mr. Pezzullo will be entitled to an award of performance share units having a grant date fair value equal to $550,000, which is in addition to the equity incentive awards previously granted to Mr. Pezzullo in 2017 in the ordinary course. Additionally, effective on August 1, 2017, Mr. Pezzullo will participate in the Herbalife International of America, Inc. Executive Officer Severance Plan in accordance with the terms and conditions thereof.

Mr. Pezzullo is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued by Herbalife Ltd. on August 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

August 1, 2017	By	/s/ John G. DeSimone
Name: John G. DeSimone
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release issued by Herbalife Ltd. on August 1, 2017.